UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010

CYBERDEFENDER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-138430	65-1205833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

617 West 7th Street, Suite 1000, Los Angeles, California		90017
(Zip Code)

Registrant’s telephone number, including area code:		(213) 689-8631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

The following are the voting results on each matter submitted to the shareholders of CyberDefender Corporation (the “Company”) at its annual meeting of shareholders held on May 24, 2010. The proposals below are described in detail in the Company’s definitive Proxy Statement filed on April 30, 2010. At the annual meeting, all of the four director nominees were elected to the Company’s Board of Directors to serve until the next annual meeting of shareholders, and thereafter until their successors are duly elected and qualified, or until their earlier resignation or removal (Proposal 9 below), and each other proposal below received the requisite vote of shareholders and therefore all such proposals have been duly approved.

	For	Against	Abstain	Broker Non-Votes
1. A proposal to change the Company’s state of incorporation from California to Delaware by means of a merger of the Company into a newly formed, wholly-owned Delaware subsidiary whose Certificate of Incorporation and Bylaws will become the Certificate of Incorporation and Bylaws of the Company upon consummation of the merger (the “Surviving Entity”):	16,925,230	107,932	-0-	4,930,053
2. A proposal to increase the Company’s authorized common stock from 50,000,000 shares to 100,000,000 shares:	21,267,505	695,710	-0-	-0-
3. A proposal to authorize 10,000,000 shares of “blank-check” preferred stock:	16,357,190	667,772	8,200	4,930,053
4. A proposal to increase the maximum number of directors of the Company from five (5) to nine (9):	21,930,460	32,755	-0-	-0-
5. A proposal to eliminate cumulative voting rights of the Company’s shareholders:	16,438,144	570,018	25,000	4,930,053
6. A proposal to authorize the board of directors to amend the bylaws from time to time, without stockholder approval, to change the authorized number of directors to a number outside of the range specified in the bylaws:	21,098,369	839,776	25,070	-0-
7. A proposal to authorize the majority of the Company’s directors to fill any director vacancy created by the removal of a director by the Company’s shareholders:	16,858,756	149,406	25,000	4,930,053
8. A proposal to permit the election of directors by non-unanimous written consent of the Company’s shareholders:	16,515,626	516,870	666	4,930,053

9. The election of Gary Guseinov, Kevin Harris, Igor Barash and Bennet Van De Bunt as directors of the Surviving Entity to serve until the Company’s next annual meeting of shareholders, and thereafter until their successors shall have been duly elected and qualified, or until their earlier resignation or removal:

Gary Guseinov	16,917,330	115,832	-0-	4,930,053
Kevin Harris	16,922,730	110,432	-0-	4,930,053
Igor Barash	16,917,330	115,832	-0-	4,930,053
Bennet Van De Bunt	16,922,730	110,432	-0-	4,930,053

10. A proposal to ratify the appointment of KMJ Corbin & Company LLP as the independent auditor of the Company’s financial statements for the year ending December 31, 2010:	21,963,167	40	8	-0-
11. Approval of an amendment to the Company’s Amended and Restated 2006 Equity Incentive Plan, which amendment was adopted by the Company’s board of directors on June 17, 2009:	16,850,873	181,289	1,000	4,930,053

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2010	CYBERDEFENDER CORPORATION

	By:	/s/ Kevin Harris
Kevin Harris
Chief Financial Officer